As filed with the Securities and Exchange
Commission on April 9, 2018
SCHEDULE 14A
(Rule 14a-101)
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Northwest Biotherapeutics, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2018
Dear Stockholder:
You are hereby cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Northwest Biotherapeutics, Inc. (the “Company”), which will be held on April 27, 2018 at 1:30 p.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, D.C. 20036, and any adjournments or postponements of the Special Meeting.
We are holding the Special Meeting for the following purposes:
1.
To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase our authorized shares of common stock, from 450,000,000 to 1,200,000,000, par value $0.001 per share (the “Common Stock”);

2.
To approve an amendment to our Certificate of Incorporation, to increase our authorized shares of preferred stock from 40,000,000 to 100,000,000, par value $0.001 per share (the “Preferred Stock”);

3.
To approve stock option awards to the independent directors of the Board of Directors; and

4.
To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at the Special Meeting.
Only stockholders of record on our books at the close of business on March 12, 2018 will be entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. For 10 days prior to the Special Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the Special Meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.
The items to be considered are summarized in this Notice of Special Meeting of Stockholders and more fully described in this Proxy Statement. The Notice of Special Meeting of Stockholders, the Proxy Statement and the enclosed proxy card are first being mailed and made available starting on or about April 5, 2018 to all record holders of shares of our Common Stock and Preferred Stock as of the close of business on March 12, 2018 (the “Record Holders”). Shares of our Common Stock and Preferred Stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 821-2550
Monday through Friday, 9:00 AM EDT – 11:00 PM EDT
Saturday, 12:00 PM EDT – 6:00 PM EDT
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
April 9, 2018
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 27 , 2018:
The Proxy Statement is available at: http://www.edocumentview.com/NWBO

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27 , 2018
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”), for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held on April 27, 2018 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, D.C. 20036, and any adjournments or postponements of the Special Meeting. The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on March 12, 2018 will be entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. As of the close of business on March 12, 2018, we had 414,665,188 shares of Common Stock outstanding, 3,486,302 shares of Series A Preferred Stock outstanding (the “Series A Preferred Stock”) and 6,282,196 shares of Series B Preferred Stock outstanding (the “Series B Preferred Stock,” and with the Series A Preferred Stock, the “Preferred Stock”). Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon by the holders of Common Stock at the Special Meeting. Subject to certain exceptions, holders of our Preferred Stock are generally entitled to vote together with holders of our Common Stock on all matters put to our stockholders for a vote, with each share of Preferred Stock being entitled to ten votes per share of Preferred Stock. Pursuant to the terms of the Amended and Restated Series A Preferred Stock Certificate of Designations and the Series B Preferred Stock Certificate of Designations (collectively, the “Certificates of Designations”), respectively, holders of Series A Preferred Stock and Series B Preferred Stock are not entitled to vote their shares on any matter which the holders of Common Stock are entitled to vote as a separate class pursuant to Section 242(b)(2) of the Delaware General Corporation Law. Accordingly, holders of Preferred Stock will not be entitled to vote on Proposal No. 1 described herein. With respect to Proposal No. 2 and Proposal No. 3 described herein, holders of Preferred Stock will be entitled to vote with the holders of Common Stock, with each share of Preferred Stock entitled to ten votes per share of Preferred Stock. In addition, the holders of Preferred Stock will also be entitled to vote as a separate class with respect to Proposal No. 2, as described herein. Copies of the Notice of the Special Meeting of Stockholders, this proxy statement and the enclosed proxy card will be mailed to stockholders of record on or about April 5, 2018.
Voting in Person
If you plan to attend the meeting and vote in person, we will provide you with a ballot upon your arrival. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of shares of Common Stock or Preferred Stock on March 12, 2018, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
Voting by Proxy
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Special Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by telephone using the toll-free number listed on the enclosed proxy card or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:
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FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase our authorized shares of common stock, from 450,000,000 to 1,200,000,000, par value $0.001 per share (the “Common Stock”);

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FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase our authorized shares of preferred stock from 40,000,000 to 100,000,000, par value $0.001 per share (the “Preferred Stock”); and

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FOR the approval of the stock option awards to the independent directors of the Board of Directors.

If other matters come before the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Special Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. The Company has retained Georgeson LLC to solicit proxies for the Special Meeting, and may use the services of other third-parties to solicit proxies for the Special Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our Common Stock, for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Special Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Special Meeting will not itself be deemed to revoke your proxy unless you give notice at the Special Meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum at the Special Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Votes Required
Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters to be voted on at the Special Meeting. Each holder of Preferred Stock is entitled to ten votes for each share of Preferred Stock held on all matters to be voted on at the Special Meeting, except Proposal No. 1. As of March 12, 2018, there were 414,665,188 shares of our Common Stock and 9,768,498 shares of our Preferred Stock outstanding and entitled to vote at the meeting. With respect to “non-routine” matters, such as Proposal No. 1 and Proposal No. 2, a bank, brokerage firm or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” with respect to such non-routine matters.

Voting Agreements
The holders of our Series A Preferred Stock and Series B Preferred Stock have previously entered into voting agreements with the Company. During the term of such voting agreements, the holders of our Preferred Stock agreed for purposes of any shareholder meeting or action of any kind, the holder will cause the Common Stock and shares of Preferred Stock owned of record or beneficially by the holder (the “Covered Shares”) to be counted as present for purposes of establishing a quorum, and will respond to each request by the Company for written consent, if any, and the holder will vote (or consent) or cause to be voted (or cause consent to be granted), all Covered Shares in accordance with the recommendations of the Company’s Board of Directors with respect to any amendment to the Company’s Certificate of Incorporation as the Board of Directors may deem necessary or appropriate to increase the Company’s authorized Common Stock and/or Preferred Stock. Pursuant to the terms of the voting agreements, all outstanding shares of Preferred Stock beneficially owned by stockholders as of March 12, 2018, will be voted in favor of Proposal No. 2. As described above, the holders of Preferred Stock are not entitled to vote with respect to Proposal No. 1. In addition, holders of approximately 129,931,000 shares of our Common Stock are currently subject to similar voting agreements with the Company and such shares of Common Stock will be voted in favor of both Proposal No. 1 and Proposal No. 2.
The voting agreements and the respective terms thereto will terminate upon the earlier of  (i) the date the stockholders of the Company approve an increase to the maximum number of shares authorized for issuance, or (ii) June 1, 2018. The foregoing description of the voting agreements is qualified in its entirety by reference to the full text of the forms of voting agreement filed with the Securities and Exchange Commission on December 7, 2017 and January 4, 2018, and incorporated herein by reference.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Special Meeting. The cost of services to be rendered by Georgeson LLC is estimated to be $19,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK.
General
Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Common Stock Increase Amendment”) to increase the number of authorized shares of our common stock from 450,000,000 to 1,200,000,000 (“Proposal No. 1”). The Company’s Certificate of Incorporation currently authorizes the issuance of 450,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). As of March 23, 2018, we had 414,665,188 shares of Common Stock outstanding. The increase in our authorized shares of Common Stock will be effective upon the filing of the Common Stock Increase Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
Effects and Purpose of the Increase in Authorized Common Stock
The additional shares of Common Stock will have the same rights as the presently authorized shares, including the same voting rights, and rights to dividends and other distributions and will be identical in all other respects to our Common Stock now authorized.
As of March 23, 2018, the Company had 414,665,188 shares of Common Stock issued and outstanding. Given the Company’s need for additional available authorized shares of Common Stock to meet the Company’s capital needs, as well as the Company’s obligations in respect of its outstanding stock options, warrants and convertible securities, the Board of Directors believes that the increase in the number of authorized shares of Common Stock is necessary and in the Company’s best interests.
Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the Board of Directors may in the future issue the additional shares of Common Stock authorized by the Common Stock Increase Amendment to raise additional capital, to satisfy obligations in respect of its outstanding stock options, warrants and convertible securities, to provide equity incentives to employees, officers or directors or for other purposes.
If the Common Stock Increase Amendment is approved, the Company will have sufficient shares of Common Stock available to facilitate the following transactions on behalf of its investors:
•
the Company anticipates the conversion of all 3,486,302 outstanding shares of its Series A Preferred Stock and all 6,355,696 outstanding shares of its Series B Preferred Stock into shares of Common Stock, in each case at the rate of 10 shares of Common Stock for each share of Preferred Stock;

•
the Company can accommodate the exercise (which will be at the election of the holders) of any of the 333.7 million of outstanding warrants, most of which are currently subject to limitations on exercise related to the availability of common shares;

•
the 42,506,716 stock options which were awarded to directors and officers as equity compensation and vested can become exercisable, and the 33,516,401 stock options which are vesting monthly over periods of up to 23 months can become exercisable after they have vested; and

•
holders of other convertible securities of the Company may convert such securities into common shares and warrants of the Company, as applicable.

In addition to the potential issuances listed above, which the Company anticipates may take place if the Common Stock Increase Amendment is approved, the Company also anticipates issuances in ongoing financings in connection with the Company’s clinical trial programs and operations. The Company does not currently have specific plans for a significant financing, but will need to raise further funding over the course of this year as it has done in preceding years.
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have or be used for an anti-takeover effect, the Common Stock Increase Amendment is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company.

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock Increase Amendment will not affect the registration of the Company’s Common Stock under the Exchange Act.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the Common Stock Increase Amendment.
Implementation of the Common Stock Increase Amendment
If the Common Stock Increase Amendment is approved at the Special Meeting, our Board intends to implement the Common Stock Increase Amendment by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment” attached hereto as Appendix A.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting, voting as a separate class, is required to approve the amendment to our Certificate of Incorporation to effect the Common Stock Increase Amendment. Pursuant to the terms of the Certificates of Designations, holders of Preferred Stock do not have the right to vote their shares on Proposal No. 1. Record Holders of Common Stock, other than holders of our Common Stock that are subject to the voting agreements with the Company described above, may vote, either “for” or “against” approval of Proposal No. 1, or may “abstain” from voting. In accordance with Delaware law, a properly executed proxy marked “ABSTAIN” with respect to Proposal No. 1 will not be voted with respect to such amendment, although it will be counted for purposes of determining whether there is a quorum present and the total number of votes cast with respect to Proposal No. 1 and will therefore have the same effect as a vote “AGAINST” Proposal No. 1. Holders of our Common Stock that are subject to the voting agreements with the Company described above are obligated to vote “for” the approval of Proposal No. 1. If a majority of the outstanding shares of our Common Stock are not voted to approve Proposal No. 1, the increase to the authorized shares of our Common Stock will not take effect at that time.
Recommendation
We recommend that you vote FOR approval of the Amendment to our Certificate of Incorporation to effect the Common Stock Increase Amendment.

PROPOSAL NO. 2 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
PREFERRED STOCK.
General
Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Preferred Stock Increase Amendment”) to increase the number of authorized shares of our preferred stock from 40,000,000 to 100,000,000 (“Proposal No. 2”). The Company’s Certificate of Incorporation currently authorizes the issuance of 40,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). As of March 23, 2018, we had 3,486,302 shares of Series A Preferred Stock outstanding and 6,355,696 shares of Series B Preferred Stock outstanding. The increase in our authorized shares of Preferred Stock will be effective upon the filing of the Preferred Stock Increase Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
Effects and Purpose of the Increase in Authorized Preferred Stock
The additional shares of authorized Preferred Stock would be able to be issued with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board of Directors may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time providing for the issuance of such Preferred Stock. No vote of the holders of the Common Stock or the Preferred Stock, unless otherwise expressly provided in a Preferred Stock Designation creating any series of Preferred Stock, will be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation.
The Board’s objective in approving the Preferred Stock Increase Amendment to increase the authorized shares of Preferred Stock is to provide maximum flexibility with respect to future financing transactions. Preferred Stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital. In some circumstances, companies, including us, have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.
If the Preferred Stock Increase Amendment is approved, the Company anticipates issuances in ongoing financings in connection with the Company’s clinical trial programs and operations. The Company does not currently have specific plans for a significant financing, but will need to raise further funding over the course of this year as it has done in preceding years.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the Preferred Stock Increase Amendment.
Implementation of the Preferred Stock Increase Amendment
If the Preferred Stock Increase Amendment is approved at the Special Meeting, our Board intends to implement the Preferred Stock Increase Amendment by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment” attached hereto as Appendix A.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Preferred Stock entitled to vote at the Special Meeting, voting as a single class, and the affirmative vote of holders of a majority of the outstanding shares of our Preferred Stock, voting as a separate class, are required to approve the amendment to our Certificate of Incorporation to effect the Preferred Stock Increase Amendment. Record Holders of Common Stock and Preferred Stock, other than holders of our Common Stock and Preferred Stock that are subject to the voting agreements with the Company described above, may vote, either “for” or “against” approval of Proposal No. 2, or may “abstain” from voting. In accordance with Delaware law, a properly executed proxy marked “ABSTAIN” with respect to Proposal No. 2 will not be voted with respect to such amendment, although it will be counted for purposes of determining whether there is a quorum present and the total number of votes cast with respect to Proposal No. 2 and will therefore have the same effect as a vote “AGAINST” Proposal No. 2. Holders of our Common Stock and Preferred Stock that are subject to the voting agreements with the Company described above are obligated to vote “for” the approval of Proposal No. 2. If a majority of the votes of all our outstanding shares of our Common Stock and Preferred Stock, voting as a single class, and the affirmative vote of holders of a majority of the outstanding shares of our Preferred Stock, voting as a separate class, are not voted to approve Proposal No. 2, the increase to the authorized shares of our Preferred Stock will not take effect at that time.
Recommendation
We recommend that you vote FOR approval of the Amendment to our Certificate of Incorporation to effect the Preferred Stock Increase Amendment.

PROPOSAL NO. 3 — APPROVAL OF OPTION AWARDS TO THE INDEPENDENT DIRECTORS OF THE BOARD OF DIRECTORS OF THE COMPANY
General
The Company’s compensation philosophy is to ensure that the Company’s compensation and benefits policies attract and retain the key employees and independent directors necessary to support the Company’s growth and success, both operationally and strategically, and motivate its key employees and independent directors to achieve short- and long-term goals to help build stockholder value.
At present, two of our five Board members are drawn from Company management and serve ex officio, and three of our Board members are “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules.
The Company’s ex officio Directors do not receive any compensation for their service on the Board. The Company’s independent directors are supposed to receive a combination of cash and equity compensation. However, to date the independent directors have received no equity compensation (except for one small award of 10,000 options to one director in 2013), and the cash portion of their compensation has been delayed for months and in some cases years (and is currently substantially in arrears).
Two of the independent directors, Mr. Jasinowski and Dr. Malik, have now been serving on the Company’s Board for approximately 6 years. The third independent director, Ambassador Black, has been serving for approximately 2 years. The Company promised equity compensation when they joined the Board years ago, and the Company has continued to promise equity compensation throughout their years of service.
In determining the independent directors’ compensation, we take into account market data and practices, and we evaluate and compare the nature and scope of responsibilities undertaken and contributions made by our independent directors in helping to support the Company and its operations. We reviewed information about director compensation arrangements at a number of other biotech and pharmaceutical companies in our peer group, and information about the extent of the directors’ activities in those companies, based upon the companies’ public filings. We also compared the nature and extent of those directors’ involvement with the involvement of the independent directors in our Company.
Determination of Our Directors’ Equity Compensation
On February 26, 2018, the disinterested members of the Company’s Board of Directors approved option awards for the independent directors, subject to shareholder approval at the Special Meeting (the “Options”).
The Option awards were based on a number of factors and considerations. One consideration was the extraordinarily long period that the independent directors have been serving without having received any equity compensation, despite the Company’s promises to make such awards. The awards being made now are taking account of the independent directors’ years of service to date, as well as the continuation of their service going forward.
Another set of considerations in determining the Option awards was the extraordinary amount time, effort and support contributed by the independent directors throughout their respective periods of service, going far beyond the activities typically involved in Board service. For example, while an average board of directors might meet four to six times a year, our Board meets on average at least two dozen times per year, sometimes more. In addition, the independent directors have provided active support and assistance to management in a variety of areas, including financing.
A further set of considerations in regard to the Option awards involves the extent of personal and professional risk our independent directors have endured in serving on our Board. Our Company has experienced ongoing attacks from short sellers and from bloggers, whom the Company believes may be connected with short sellers. The attacks have also gone beyond the Company itself: aggressive personalized attacks have been made against our directors individually, on a personalized basis, in blogs, social media and message boards. Further, our Company has been subjected to multiple lawsuits which we believe were without merit, which we fought vigorously and settled favorably — but which named our directors personally and put them at personal risk. To our knowledge, virtually no directors of other companies in our peer group have had to put up with anything like these personalized attacks and lawsuits, as our directors have.
Of special note, in addition to undertaking far more activities in support of the Company’s operations than would normally be expected of directors, enduring attacks and lawsuits, tolerating long delays in their cash compensation and waiting for as long as 6 years for the Company to implement their equity compensation, the directors have also provided personal loans to the Company to help it survive, on terms far more favorable to the Company than market based terms, and allowed such loans to remain outstanding and unpaid long after they were due.
For all of the above reasons, the disinterested directors approved the Options, subject to shareholder approval, and our management also strongly supports the Option awards.
Summary of the Stock Option Awards
The Options are not currently exercisable and will become exercisable only when shares of Common Stock are available for issuance. The Options will be exercisable for Common Stock of the Company at the same price per share as the Common Stock into which the Series B Preferred Stock is convertible, which the Company has sold to investors: $0.23 per share of Common Stock. The Options will have an exercise period of ten years from the time they become exercisable. Half of the Options are vested at the time of issuance and half will vest monthly over the course of 24 months after issuance, subject to acceleration in certain circumstances.
The Options awarded to Mr. Jerry Jasinowski will be exercisable for up to 4,900,000 shares of Common Stock. The Options awarded to Dr. Navid Malik will be exercisable for up to 9,065,000 shares of Common Stock. The Options awarded to Ambassador J. Cofer Black will be exercisable for up to 1,715,000 shares of Common Stock.
Shareholder Action
We are asking stockholders to consider and approve the stock option awards to the independent members of the Company’s Board of Directors as described above in this Proposal No. 3.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the approval of the stock option awards to our independent directors.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Preferred Stock, entitled to vote at the Special Meeting, voting as a single class, is required to approve the stock option awards to the independent directors of the Board of Directors. Record Holders of Common Stock and Preferred Stock, may vote, either “for” or “against” approval of Proposal No. 3, or may “abstain” from voting. In accordance with Delaware law, a properly executed proxy marked “ABSTAIN” with respect to Proposal No. 3 will not be voted with respect to such amendment, although it will be counted for purposes of determining whether there is a quorum present and the total number of votes cast with respect to Proposal No. 3 and will therefore have the same effect as a vote “AGAINST” Proposal No. 3. If a majority of the votes of all our outstanding shares of our Common Stock and Preferred Stock, voting as a single class, are not voted to approve Proposal No. 3, the stock option awards to the independent directors of the Board of Directors will be cancelled, as described above.
Recommendation
We recommend that you vote FOR the approval of the stock option awards to the independent directors of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our Common Stock as of April 9, 2018 by:
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each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 9, 2018. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws, and/or contractual or other obligations, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”).
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	2,493,490	*%
Marnix L. Bosch, Ph.D., M.B.A.(3)	5,940,754	1.4%
Linda F. Powers(4)	109,849,800	21.3%
Leslie J. Goldman(5)	11,778,471	2.8%
Dr. Navid Malik(6)	5,109,062	1.2%
Jerry Jasinowski(7)	4,774,137	1.1%
J. Cofer Black(8)	964,687	*%
All executive officers and directors as a group (7 persons)	140,910,401	25.8%
5% Security Holders
Cognate BioServices, Inc.(9) 4800 East Shelby Drive Suite 108, Memphis, TN	124,621,395	23.7%
Woodford Investment Management LLP(10) 9400 Garsington Road Oxford OX4 2NH, UK	24,815,028	6.0%

*
Less than 1%.

(1)
Percentage represents beneficial ownership percentage of Common Stock calculated in accordance with SEC rules and does not equate to voting percentages. Percentage is based upon 414,665,188 shares of Common Stock issued and outstanding as of April 9, 2018. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares of Common Stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of Common Stock and Preferred Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the filing date of this proxy statement. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
(2)
Consists of  (i) 12,189 shares of Common Stock held by Dr. Boynton and (ii) 2,481,301 shares of Common Stock underlying Options held by Dr. Boynton as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 2,339,513 of the Options (which are included in the foregoing 2,481,301 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.25 per share, and an additional 1,063,422 Options held by Dr. Boynton will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.

(3)
Consists of  (i) 9,802 shares of Common Stock held by Dr. Bosch and (ii) 5,930,952 shares of Common Stock underlying Options held by Dr. Bosch as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 5,458,871 of the Options (which are included in the foregoing 5,930,952 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.25 per share, and an additional 2,481,311 Options held by Dr. Bosch will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.

(4)
Consists of  (i) 5,072,000 shares of Common Stock held by Ms. Powers; (ii) 804,145 shares of Common Stock held by Toucan Capital Fund III, L.P., (iii) 2,211,784 shares of Common Stock held by Toucan Partners, LLC; Ms. Powers has voting and dispositive power over the securities owned by the Toucan entities, (iv) 17,742,500 shares of Common Stock underlying options held by Ms. Powers as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 15,925,000 of the Options (which are included in the foregoing 17,742,500 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.23 per share, and an additional 13,475,000 Options held by Ms. Powers will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested, (v) 2,591,176 shares of Series A Preferred Stock, convertible into 25,911,760 shares of common stock, and Class D-1 Warrants to acquire an aggregate of up to 29,411,760 additional shares of Common Stock owned by Ms. Powers (vi) 8,695,652 Class D-2 Warrants to acquire up to an aggregate of 8,695,652 shares of Common Stock, issued in connection with a note and loan agreement dated March 14, 2018 between the Company and Ms. Powers, (vii) 869,565 Class D-2 Warrants to acquire up to an aggregate of 869,565 shares of Common Stock, issued in connection with a note and loan agreement dated March 19, 2018, between the Company and Ms. Powers, (viii) 1,739,130 shares of Series B Preferred Stock, convertible into 17,391,304 shares of Common Stock and 8,695,652 Class D-2 Warrants to acquire up to an aggregate of 8,695,652 shares of Common Stock, issuable upon conversion of the note and loan agreement dated March 14, 2018, between the Company and Ms. Powers, and (ix) 173,913 shares of Series B Preferred Stock, convertible into 1,739,130 shares of Common Stock and 869,565 Class D-2 Warrants to acquire up to an aggregate of 869,565 shares of Common Stock, issuable upon conversion of the note and loan agreement dated March 19, 2018, between the Company and Ms. Powers.

(5)
Consists of  (i) 172,742 shares of Common Stock held by Mr. Goldman, (ii) 78,862 shares of Common Stock underlying currently exercisable warrants, and (iii) 11,526,867 shares of Common Stock underlying Options held by Mr. Goldman as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 10,616,666 of the Options (which are included in the foregoing 11,526,867 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.23 per share, and an additional 8,983,334 Options held by Mr. Goldman will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.

(6)
Consists of  (i) 10,000 shares of Common Stock held by Dr. Malik and (ii) 5,099,062 shares of Common Stock underlying Options held by Dr. Malik as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 4,721,354 of the Options (which are included in the foregoing 5,099,062 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.30 per share, and an additional 4,343,646 Options held by Dr. Malik will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.
(7)
Consists of  (i) 1,365,031 shares of Common Stock held by Mr. Jasinowski, (ii) 652,857 shares of Common Stock underlying currently exercisable warrants, and (iii) 2,756,249 shares of Common Stock underlying Options held by Dr. Boynton as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 2,552,083 of the Options (which are included in the foregoing 2,756,249 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.30 per share, and an additional 2,347,917 Options held by Mr. Jasinowski will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.

(8)
Consists of 964,687 shares of Common Stock underlying Options held by Mr. Black as equity compensation that are vested, or will vest within 60 days of this filing. An aggregate of 893,229 of the Options (which are included in the foregoing 964,687 Options) are currently vested and immediately exercisable for the purchase of Common Stock at an exercise price of  $0.30 per share, and an additional 821,771 Options held by Mr. Black will vest monthly over a period of 24 months from the date of initial issuance, becoming exercisable for the purchase of Common Stock on the same terms, after they have vested.

(9)
Consists of  (i) 13,684,294 shares of Common Stock held by Cognate BioServices, Inc., (ii) 52,008,650 shares of Common Stock underlying shares of Series B Preferred Stock, and (iii) 58,928,451 shares of Common Stock underlying exercisable warrants.

(10)
Upon information and belief, Neil Woodford holds the voting and dispositive power over the 24,815,028 shares of Common Stock held by Woodford Investment Management LLP.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference facilities. SEC filings are also available at the SEC’s website at http://www.sec.gov. Our Common Stock is listed on the OTCQB tier of the OTC Markets, and you can read and inspect our filings at the offices of the Financial Industry Regulatory Authority, Inc. at 1735 K Street, Washington, D.C. 20006.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to “incorporate by reference” information that we file with them. Incorporation by reference allows us to disclose important information to you by referring you to those other documents. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information. The documents we are incorporating by reference are:
•
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on April 17, 2017;

•
Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, filed on May 15, 2017, August 21, 2017 and November 20, 2017, respectively;

•
Our Current Reports on Form 8-K filed with the SEC on January 19, 2017, February 8, 2017, March 7, 2017, March 10, 2017, March 23, 2017 (both filings), April 5, 2017, April 7, 2017, April 25, 2017, May 26, 2017, May 31, 2017, June 13, 2017, June 19, 2017, June 27, 2017, July 21, 2017, July 26, 2017, August 7, 2017 (both filings), August 8, 2017, September 22, 2017 (with regards to the first filing only), October 16, 2017, November 21, 2017, December 7, 2017, December 21, 2017 (with regards to Items 3.03 and 5.03 only), January 4, 2018, January 5, 2018, January 16, 2018, January 25, 2018, February 21, 2018, March 2, 2018, March 7, 2018, March 15, 2018 and March 20, 2018;

•
Our Definitive Proxy Statement on Schedule 14A, filed on January 9, 2018;

•
All of our filings pursuant to the Exchange Act after the date of filing this Proxy Statement and prior to completion of the solicitation of proxies made hereby; and

•
The description of our Common Stock contained in our Registration Statement on Form 8-A filed on November 14, 2012, including any amendments or reports filed for the purpose of updating that description.

In addition, all documents (other than current reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed in such forms that are related to such items unless such Form 8-K expressly provides to the contrary) subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, are deemed to be incorporated by reference into, and to be a part of, this Proxy Statement.
We will furnish without charge to you, on written or oral request, a copy of any or all of the documents incorporated by reference into this Proxy Statement, but not delivered with this Proxy Statement, by first class mail or other equally prompt means within one business day of receipt of such request. You should direct any requests for documents to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814, (240) 497-9024.

OTHER MATTERS
We have not received notice of, and are not aware of, any other matters that may properly be presented at the Special Meeting.
Stockholder Proposals for the 2018 Annual Meeting of Stockholders
We have not yet determined when we will hold the 2018 Annual Meeting of Stockholders, but we anticipate announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on September 12, 2018 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to January 10, 2019, the first anniversary of the date on which the 2017 Annual Meeting proxy statement was first mailed to our stockholders. If the date on which the 2018 Annual Meeting will be held is changed by more than 30 calendar days from the date of the 2017 Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.
ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following address: Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary (240) 497-9024.
THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.
By Order of the Board of Directors,
/s/ Linda F. Powers
Chairperson of the Board of Directors
April 9, 2018

Appendix A
Form of Certificate of Amendment
CERTIFICATE OF AMENDMENT
OF
THE SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF NORTHWEST BIOTHERAPEUTICS, INC.
Under Section 242 of the Delaware General Corporation Law
Northwest Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:
1.
The Seventh Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article IV, Section 1(a) so that, as amended, said Article IV, Section 1(a) shall be and read as follows:

“The total number of shares of stock that the Corporation shall have the authority to issue is the aggregate of  (i) [ ]* shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) [ ]** shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”
2.
The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of outstanding shares of common stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of _____, _____.
Signature: _____________________
*
[1,200,000,000] if Proposal No. 1 is approved; otherwise 450,000,000.

**
[100,000,000] if Proposal No. 2 is approved; otherwise, 40,000,000.

A-1

C123456789

Northwest Biotherapeutics, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 27, 2018.

Vote by Internet

- Go to **www.investorvote.com/NWBOSPECIAL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card for Common Stockholders

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

	For	Against	Abstain
1. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the authorized capital stock of the Company by increasing the authorized shares of common stock, par value $0.001 per share, from 450,000,00 shares to 1,200,000,000 shares.	☐	☐	☐
2. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the authorized capital stock of the Company by increasing the authorized shares of preferred stock, par value $0.001 per share, from 40,000,000 shares to 100,000,000 shares.	☐	☐	☐
3. Approval of option awards to the Independent Directors of the Board of Directors of the Company.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 5 0 6 6 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02P3QH

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Northwest Biotherapeutics, Inc.

Notice of 2018 Special Meeting of Stockholders

April 27, 2018 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn and Crutcher LLP, 1050 Connecticut Avenue, NW, 2nd floor, Washington, DC 20036
Proxy Solicited by Board of Directors for Special Meeting

Linda Powers and Leslie Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held on April 27, 2018, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock, FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares of preferred stock and FOR the approval of option awards to the Independent Directors of the Board of Directors of the Company.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Northwest Biotherapeutics, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 27, 2018.

Vote by Internet

- Go to **www.investorvote.com/NWBOSPECIAL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card for Preferred Stockholders

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposal 2 and FOR Proposal 3.

	For	Against	Abstain
Proposal 2: Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the authorized capital stock of the Company by increasing the authorized shares of preferred stock, par value $0.001 per share, from 40,000,000 shares to 100,000,000 shares.	☐	☐	☐
Proposal 3: Approval of option awards to the Independent Directors of the Board of Directors of the Company.	☐	☐	☐

Other Matters: To act upon such other matters as may properly come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 U P X 3 5 0 6 6 8 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02TSYA

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Northwest Biotherapeutics, Inc.

Notice of 2018 Special Meeting of Stockholders

April 27, 2018 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn and Crutcher LLP, 1050 Connecticut Avenue, NW, 2nd floor, Washington, DC 20036
Proxy Solicited by Board of Directors for Special Meeting

Linda Powers and Leslie Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held on April 27, 2018, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares of preferred stock and FOR the approval of option awards to the Independent Directors of the Board of Directors of the Company.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)